                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 26, 1996
                        (Date of earliest event reported)

                           AMERICA WEST AIRLINES, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                       333-14691                  86-0418245
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)


4000 East Sky Harbor Boulevard
      Phoenix, Arizona                                              85034
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (602) 693-0800
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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-14691) filed with the Securities and Exchange Commission (the "Commission") on October 23, 1996, as amended by Amendment No. 1 thereto filed with the Commission on November 8, 1996, and as further amended by Amendment No. 2 thereto filed with the Commission on November 20, 1996 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $230,000,000 aggregate principal amount of America West Airlines 1996-1 Pass Through Trusts Pass Through Certificates, Series 1996-1 (the "Certificates") for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated November 22, 1996 (the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5), with respect to the Certificates.

         On November 26, 1996, $218,557 of the Certificates were issued by the America West Airlines 1996-1 Pass Through Trusts and were acquired by Morgan Stanley & Co. Incorporated, Citicorp Securities, Inc., Lehman Brothers., and Salomon Brothers Inc (collectively, the "Underwriters") pursuant to the terms of an Underwriting Agreement dated as of November 20, 1996 between the Registrant, GPA Group plc, GPA Leasing USA I, Inc., GPA Leasing USA Sub I, Inc., and the Underwriters.

         The Registrant is filing this Current Report on Form 8-K for purposes of filing with the Commission forms of certain documents, as contemplated in the Prospectus.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit
Number                       Description
------                       -----------

   4.1 Form of Pass Through Trust Agreement, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank, as Trustee

   4.2 Form of Trust Supplement No. 1996-1A, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank

   4.3 Form of Trust Supplement No. 1996-1B, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank

   4.4 Form of Trust Supplement No. 1996-1C, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank

   4.5 Form of Trust Supplement No. 1996-1D, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank

   4.6 Form of Trust Supplement No. 1996-1E, dated as of November 26, 1996, between America West Airlines, Inc. and Fleet National Bank


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   4.7     Form of Irrevocable Revolving Credit Agreement Class A Certificates,
           dated as of November 26, 1996, between Fleet National Bank, as Subordination Agent, as agent and trustee for the America West Airlines Pass Through Trust 1996-1A, as Borrower, and Kredietbank N.V., New York Branch, as Liquidity Provider


   4.8 Form of Irrevocable Revolving Credit Agreement Class B Certificates, dated as of November 26, 1996, between Fleet National Bank, as Subordination Agent, as agent and trustee for the America West Airlines Pass Through Trust 1996-1B, as Borrower, and Kredietbank N.V., New York Branch, as Liquidity Provider

   4.9 Form of Irrevocable Revolving Credit Agreement Class C Certificates, dated as of November 26, 1996, between Fleet National Bank, as Subordination Agent, as agent and trustee for the America West Airlines Pass Through Trust 1996-1C, as Borrower, and Kredietbank N.V., New York Branch, as Liquidity Provider

   4.10 Form of Intercreditor Agreement, dated as of November 26, 1996, among Fleet National Bank, as Trustee under the America West Airlines Pass Through Trust 1996-1A, America West Airlines Pass Through Trust 1996-1B, America West Airlines Pass Through Trust 1996-1C, America West Airlines Pass Through Trust 1996-1D, and America West Airlines Pass Through Trust 1996-1E, Kredietbank N.V., New York Branch, as Class A Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider, and Fleet National Bank, as Subordination Agent

   4.11 Form of Refunding Agreement [GPA 1989 BN-5], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and The Chase Manhattan Bank, as Indenture Trustee

   4.12 Form of Refunding Agreement [GPA 1989 BN-6], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and The Chase Manhattan Bank, as Indenture Trustee

   4.13 Form of Refunding Agreement [GPA 1989 BN-10], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and The Chase Manhattan Bank, as Indenture Trustee

   4.14 Form of Refunding Agreement [GPA 1989 BN-12], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.15 Form of Refunding Agreement [GPA 1990 AWA-13], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.16 Form of Refunding Agreement [GPA 1990 AWA-14], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee


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   4.17    Form of Refunding Agreement [GPA 1989 AWA-15], dated as of November
           26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee


   4.18 Form of Refunding Agreement [GPA 1990 AWA-16], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.19 Form of Refunding Agreement [GPA 1991 AWA-E1], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.20 Form of Refunding Agreement [GPA 1991 AWA-E2], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.21 Form of Refunding Agreement [GPA 1991 AWA-E3], dated as of November 26, 1996, among America West Airlines, Inc., as Lessee, GPA Leasing USA Sub I, Inc., as Original Head Lessee, GPA Group plc, as Parent Guarantor, Wilmington Trust Company, as Owner Trustee, Fleet National Bank, as Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, Fleet National Bank, as Subordination Agent, and Fleet National Bank, as Indenture Trustee

   4.22 Form of Second Amended and Restated Aircraft Lease Agreement [GPA 1989 BN-5], dated as of September 22, 1989, Amended and Restated as of October 1, 1991, and Further Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.23 Form of Second Amended and Restated Aircraft Lease Agreement [GPA 1989 BN-6], dated as of December 15, 1989, Amended and Restated as of October 1, 1991, and Further Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.;

   4.24 Form of Second Amended and Restated Aircraft Lease Agreement [GPA 1989 BN-10], dated as of December 19, 1989, Amended and Restated as of October 1, 1991, and Further Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.25 Form of Amended and Restated Aircraft Lease Agreement [GPA 1989 BN-12], dated as of December 19, 1989, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.26 Form of Amended and Restated Aircraft Lease Agreement [GPA 1990 AWA-13], dated as of September 21, 1990, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.27 Form of Amended and Restated Aircraft Lease Agreement [GPA 1990 AWA-14], dated as of September 21, 1990, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.


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   4.28    Form of Amended and Restated Aircraft Lease Agreement [GPA 1990
           AWA-15], dated as of September 21, 1990, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.29 Form of Amended and Restated Aircraft Lease Agreement [GPA 1990 AWA-16], dated as of September 21, 1990, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.30 Form of Amended and Restated Engine Lease Agreement [GPA 1991 AWA-E1], dated as of March 15, 1991, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.31 Form of Amended and Restated Engine Lease Agreement [GPA 1991 AWA-E2], dated as of March 15, 1991, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.32 Form of Amended and Restated Engine Lease Agreement [GPA 1991 AWA-E3], dated as of March 15, 1991, Amended and Restated as of November 26, 1996, between Wilmington Trust Company and America West Airlines, Inc.

   4.33 Form of Second Amended and Restated Trust Indenture and Security Agreement [GPA 1989 BN-5], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and The Chase Manhattan Bank, as Indenture Trustee

   4.34 Form of Second Amended and Restated Trust Indenture and Security Agreement [GPA 1989 BN-6], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and The Chase Manhattan Bank, as Indenture Trustee

   4.35 Form of Second Amended and Restated Trust Indenture and Security Agreement [GPA 1989 BN-10], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and The Chase Manhattan Bank, as Indenture Trustee

   4.36 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1989 BN-12], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.37 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1990 AWA-13], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.38 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1990 AWA-14], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.39 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1990 AWA-15], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.40 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1990 AWA-16], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.41 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1991 AWA-E1], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee


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   4.42    Form of Form of First Amended and Restated Trust Indenture and
           Security Agreement [GPA 1991 AWA-E2], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee

   4.43 Form of First Amended and Restated Trust Indenture and Security Agreement [GPA 1991 AWA-E3], dated as of November 26, 1996 between Wilmington Trust Company, as Owner Trustee, and Fleet National Bank, as Indenture Trustee


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICA WEST AIRLINES, INC.

December 11, 1996
                                  By:   /s/  Stephen L. Johnson
                                        -------------------------------------
                                        Stephen L. Johnson
                                        -------------------------------------
                                        Senior Vice President - Legal Affairs
                                        -------------------------------------